QUAKER® INVESTMENT TRUST

Supplement dated May 12, 2010
To the Summary Prospectus Dated May 7, 2010 for the
QUAKER EVENT ARBITRAGE FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Summary Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Summary Prospectus.

Until such time as the reorganization between the Pennsylvania Avenue Event-Driven Fund and the Quaker Event Arbitrage Fund is complete, no investors will be permitted to purchase shares of the Quaker Event Arbitrage Fund.

QKSSARB 052010